UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

October 4, 2012

INNOVUS PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52991                    87-0324697

(Commission File Number)     (IRS Employer Identification No.)

80 W. SIERRA MADRE BLVD., #392, SIERRA MADRE, CA 91024

(Address of Principal Executive Offices)      (Zip Code)

626-227-1630

(Registrant's Telephone Number, Including Area Code)

______________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 4, 2012, we entered into a Settlement Agreement with Apricus Biosciences, Inc. (“Apricus Bio”) pursuant to which we sold to Apricus Bio our remaining fifty percent (50%) share of the future commercial right of PrevOnco™, in exchange for the return of 135,888 shares of our common stock which Apricus Bio had acquired through the conversion of promissory notes issued by the Company and a one-time cash payment of $25,000. In addition, we agreed to terminate our licensing right to the NexACT® technology and any claim to any PrevOnco™ backup compounds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 9, 2012

By: /s/ Vivian Liu

Name:   Vivian Liu

Title:  President